SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                    [X)
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]      Preliminary Information Statement
[ ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement


                                 IMMULABS CORP.
                           ---------------------------
                (Name of Registrant as Specified in its Charter)

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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    Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5) Total fee paid:

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[ ]      Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1) Amount Previously Paid: __________
(2) Form, Schedule or Registration Statement No._____________
(3) Filing Party:__________________
(4) Date Filed: November 7, 2002

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                                 IMMULABS CORP.
                           Suite 132-3495 Cambie St.
                          Vancouver BC Canada V5Z 4R3
                                 (604)696-0073

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD November 26, 2002

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Immulabs Corp., a Colorado Company ("Company"), will be held at Millennium Place, 4335 Blackcomb Way, Whistler BC, Canada on Tuesday, November 26, 2002 at 10:30 a.m. local time, to consider and act upon:

1. The Directors' proposal to reverse split the Company's stock on a 1 for 100 basis.

2. The Directors' proposal to amend the Company Articles to change the Company's name, to be more suitable to the nature of business it will be in if the business plan is amended. The Directors' proposal is to delegate responsibility of choosing of the name itself and the timing of the amendment of Company Articles to the Company's then President.

Shareholders of record at the close of business on October 25, 2002 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited as the present management has sufficient votes to approve the above proposals.

                        WT ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              By Order of the Board of Directors,

                                                 /s/ Ben Traub
                                    -----------------------------
                                         BENJAMIN TRAUB- Director

                                      Vancouver, British Columbia
                                                 November 7, 2002




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IMMULABS CORP.
Suite 132-3495 Cambie St.
Vancouver BC Canada V5Z 4R3

November 7, 2002

Notice of Special Meeting of Shareholders to be held November 26, 2002

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of IMMULABS CORP. (the "Company") to be held on November 26, 2002 at 10:30 a.m. (local time) at Millennium Place, 4335 Blackcomb Way, Whistler BC, Canada. At this meeting, you will be asked to vote on the following matters:

1. The Directors' proposal to reverse split the Company's stock on a 1 for 100 basis.

2. The Directors' proposal to amend the Company Articles to change the Company's name, to be more suitable to the nature of business it will be in if the business plan is amended. The Directors' proposal is to delegate responsibility of the choosing of the name itself and the timing of the amendment of Company Articles to the Company's then President.

Shareholders of record at the close of business on October 25, 2002 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited as the present management has sufficient votes to approve the above proposals. Nevertheless, we look forward to seeing you at the meeting and receiving your vote.

                        WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                        Sincerely,
                                        Benjamin Traub
                                        Director





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                                 IMMULABS CORP.
                            Suite 132-3495 Cambie St.
                           Vancouver BC Canada V5Z 4R3
                                  (604)696-0073


                              INFORMATION STATEMENT
                    FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                            HELD ON NOVEMBER 26, 2002


Special Meeting of the Shareholders

This Proxy Statement is furnished in connection with the Special Meeting of Shareholders of IMMULABS CORP. (the "Company") to be held on Tuesday, November 26, 2002 at 10.30 A.M., at Millennium Place, 4335 Blackcomb Way, Whistler BC, Canada, or at any adjournment or postponement of this Meeting, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. This Information Statement is being first sent to or given to shareholders of record of October 25, 2002. The mailing address of the Company's business offices is Suite 132-3495 Cambie St. Vancouver BC Canada V5Z 4R3.

Shareholders Entitled To Vote

Only shareholders of record of the Company's Common Stock at the close of business on October 25, 2002 will be entitled to vote at the meeting or any adjournment thereof. On that date, 39,097,661 shares of Common Stock of the Company (the "Common Stock") were issued and outstanding. Each shareholder is entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding at the record date present at the Meeting in person or voting by proxy will constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Shares can be voted at the Special Meeting by proxy or if the holder is present. A complete list of shareholders entitled to vote at the Special Meeting will be open to examination by any shareholder during the meeting.

                          Voting at the Special Meeting

The passing of the proposals will require the affirmative vote of a two-thirds majority of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining these and will have no effect on the outcome of such votes.


                       MATTERS TO COME BEFORE THE MEETING

NAME OF COMPANY

The Company's Board of Directors proposes to change the name of the Company from Immulabs Corporation to be more suitable to the nature of business it will be in if the business plan is amended. The Directors' proposal is to delegate

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responsibility  of the  choosing  of the  name  itself  and  the  timing  of the amendment of Company Articles to the Company's then President. When changed, the Company may adopt a new trading symbol. There is no specific name being proposed at this time, however, the President of the Company shall have discretion to amend the relevant articles of the Company if the shareholders pass this proposal on November 26, 2002.

The Proposal is as follows:

         To Amend Article 1 of the Articles of Incorporation as follows:

                                   ARTICLE I.
                The name of this corporation shall be amended to "_____________________". (that name chosen by the President of the Company)

                                 --------------
REVERSE SPLIT OF THE COMPANY'S STOCK

The Directors propose to reverse split the Company's stock on a 1 for 100 basis. The Board feels that the current stock price is a deterrent to appropriate market maker support in the stock, evidenced by the lack of volume in the Company's stock. A reverse split may cause an adjustment in the trading price of the Company's stock, which the Board feels may make the Company's stock more attractive. Additionally, the Board feels it will make the Company more attractive to potential merger partners. Note that these effects are desired, however, no assurances can be given as to what effects the reverse split will have on the Company, its shares or Shareholders of the Company. A reverse split will reduce the number of shares outstanding, but not the authorized shares. Therefore, a reverse split can have numerous negative and positive consequences for shareholders, including but not limited to; tax issues, dilution of stock, ease of takeover, share price and potential mergers. No fractional shares shall be issued by the Company.

                           The proposal is as follows:

                      REVERSE SPLIT OF THE COMPANY'S STOCK

To reverse split the Company's stock on a 1 for 100 basis.



                                    By Order of the Board of Directors,

                                                /s/ Ben Traub

                                            BENJAMIN TRAUB, Director
                                           Vancouver, British Columbia
                                                November 7, 2002